4Q | 2017

Supplemental Information

FURNISHED AS OF FEBRUARY 14, 2018 (UNAUDITED)

Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” "budget," “components of expected 2018 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2017 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY 2	4Q 2017 SUPPLEMENTAL INFORMATION

Table of Contents

4	Highlights
7	Quick Facts
8	Corporate Information
9	Balance Sheet Information
10	Statements of Income Information
11	FFO, Normalized FFO & FAD
12	Capital Funding and Commitments
13	Debt Metrics
14	Acquisition and Disposition Activity
15	Investment Activity
16	Portfolio by Market
17	Square Feet by Health System
18	Square Feet by Proximity
19	Lease Maturity, Lease and Building Size
21	Historical Occupancy
22	Occupancy Reconciliation
23	Same Store Leasing Statistics
24	Same Store Properties
25	Reconciliation of NOI
26	Reconciliation of EBITDA
27	Components of Net Asset Value
28	Components of Expected FFO
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY 3	4Q 2017 SUPPLEMENTAL INFORMATION

Highlights

QUARTERLY HIGHLIGHTS

•	For the trailing twelve months ended December 31, 2017, same store revenue grew 3.4%, operating expenses increased 2.3%, and same store NOI grew 4.1%:

◦	Same store revenue per average occupied square foot increased 2.8%.

◦	Average same store occupancy increased 50 basis points to 89.4% from 88.9%.

•	Four predictive growth measures in the same store multi-tenant portfolio:

◦	In-place contractual rent increases averaged 2.80%, up from 2.69% a year ago.

◦	Weighted average cash leasing spreads were 3.7% on 367,000 square feet renewed:

•	13% (<0% spread)

•	12% (0-3%)

•	48% (3-4%)

•	27% (>4%)

◦	Tenant retention was 81.9%.

◦	The average yield on renewed leases increased 60 basis points.

•	Leasing activity in the fourth quarter totaled 546,000 square feet related to 152 leases:

◦	395,000 square feet of renewals

◦	151,000 square feet of new and expansion leases

•	Acquisitions totaled $246.6 million in the fourth quarter, comprising 662,000 square feet at an aggregate leased percentage of 95%:

◦
The Company completed the purchase of eight medical office buildings from the previously announced Atlanta portfolio transaction for an aggregate purchase price of $193.8 million. The buildings total 496,000 square feet and are 96% leased. Seven of the buildings are located on three WellStar hospital campuses, and the eighth is 100% leased to Piedmont Healthcare.

◦
The Company purchased a medical office building adjacent to the Overlake Hospital Medical Center campus in Seattle for $12.7 million. The building is 26,000 square feet, 96% leased, and is adjacent to the Overlake Medical Pavilion, which Healthcare Realty developed in October 2011.

◦	The Company purchased a medical office building on Ascension Health's St. Alexius Medical Center campus in Chicago for $28.8 million. The building is 100,000 square feet and 88% leased.

◦	The Company purchased a medical office building adjacent to UW Medicine's Valley Medical Center campus in Seattle for $8.8 million. The building is 33,000 square feet and 95% leased.

◦
The Company paid $2.5 million to purchase an additional 8,000 square feet in a previously acquired medical office building adjacent to Ascension Health's Seton Medical Center campus in Austin, bringing the Company's ownership in the building to 69%.

•
In December, the Company commenced construction of a $64.1 million medical office building located on UW Medicine's Valley Medical Center campus in Seattle. The 151,000 square foot building is 60% pre-leased and is expected to be completed in the second quarter of 2019. This development will be the Company's eighteenth asset in the Seattle market and the fourth on or adjacent to the Valley Medical Center campus.

•
On December 11, 2017, the Company issued $300 million of Senior Notes due January 2028 with a coupon rate of 3.625%. Also during the quarter, the Company called its $400 million, 5.750% Senior Notes due 2021, which were redeemed in two transactions on November 1, 2017 and December 27, 2017.

HEALTHCARE REALTY 4	4Q 2017 SUPPLEMENTAL INFORMATION

Highlights

•
On December 18, 2017, the Company extended the maturity date of its $150 million Term Loan from February 2019 to December 2022 and reduced the spread over LIBOR by 10 basis points, based on the Company's current unsecured debt ratings.

•	A dividend of $0.30 per common share was declared, which is equal to 78.9% of normalized FFO per share.

ANNUAL HIGHLIGHTS

•	Normalized FFO totaled $182.2 million, or $1.53 per diluted common share.

•	Four predictive growth measures in the same store multi-tenant portfolio:

◦	In-place contractual rent increases averaged 2.80%, up from 2.69% a year ago.

◦	Weighted average cash leasing spreads were 5.4% on 1,395,000 square feet renewed for 2017:

•	7% (<0% spread)

•	9% (0-3%)

•	44% (3-4%)

•	40% (>4%)

◦	Tenant retention averaged 83.0%.

◦	The average yield on renewed leases increased 73 basis points.

•	Annual leasing activity totaled 2,136,000 square feet related to 589 leases, representing 14.6% of the Company's total square feet:

◦	1,500,000 square feet of renewals

◦	636,000 square feet of new and expansion leases

◦	Net absorption was flat year-over-year

•	Net investments totaled $236.8 million:

◦	$327.2 million of acquisitions

◦	$32.3 million of development and redevelopment funding

◦	$122.7 million of dispositions

•	The Company issued $247.1 million of equity in August 2017 to fund investment activity and repay debt obligations.

•
Leverage decreased from 33.9% at the end of 2016 to 32.3% at year-end 2017, and net debt to adjusted EBITDA decreased from 5.0x to 4.8x. The Company also reduced its weighted average effective interest rate from 4.28% at year-end 2016 to 3.71% at year-end 2017, increasing its weighted average months to maturity from 64 months to 77 months.

•	Dividends totaled $1.20 per common share, which is equal to 78.4% of normalized FFO per share and 96.8% of FAD per share.

OTHER ITEMS OF NOTE

•
In October, the Company received notice from a tenant of its intent to exercise a fixed-price purchase option on seven properties in Roanoke, Virginia for approximately $45.5 million. The Company recognized approximately $6.1 million of NOI from these properties during the twelve months ended December 31, 2017. The sale of these properties is expected to occur in April 2018. Additional information is available on page 30 of the Company's 2017 Form 10-K.

•
In connection with the refinancing of the Senior Notes due 2021, there was a 16-day period in which both the Senior Notes due 2021 and the Senior Notes due 2028 were outstanding. The Company normalized FFO for $0.8 million of double interest in the fourth quarter related to the redemption of the Senior Notes due 2021.

HEALTHCARE REALTY 5	4Q 2017 SUPPLEMENTAL INFORMATION

Highlights

•	The Company entered into interest rate swaps to fix the floating rate index on half of the $150.0 million Term Loan due 2022:

◦	$25.0 million at 2.18% on December 16, 2017 (3.28% including the 110 basis point spread)

◦	$50.0 million at 2.46% on January 30, 2018 (3.56% including the 110 basis point spread)

•
The Company expects general and administrative expenses to increase approximately $0.8 million in the first quarter of 2018 over the fourth quarter of 2017. Customary first quarter increases in certain administrative costs include payroll taxes, non-cash ESPP expense and healthcare savings account fundings. Approximately $0.6 million is not expected to recur in subsequent quarters.

QUARTER TO QUARTER RECONCILIATION

•	Third quarter to fourth quarter 2017: Normalized FFO increased $1.6 million over the third quarter. There was no sequential increase in FFO per share in the fourth quarter due to the following:

◦	3.9 million shares added to the weighted average shares outstanding from the August equity offering (the full 8.3 million shares are reflected).

◦	Partial period NOI contribution of $1.2 million from fourth quarter acquisitions (full quarter NOI contribution will be $3.3 million).

◦	Net interest savings of $1.2 million:

▪	Elimination of $2.0 million of interest from the redeemed Senior Notes due 2021

▪	Addition of $0.6 million of interest from the Senior Notes due 2028

▪	Addition of $0.1 million of interest from mortgages assumed in the third quarter

▪	Addition of $0.1 million of interest from the unsecured credit facility

◦
A non-cash charge of $0.8 million for straight-line expense adjustments related to two ground lease obligations. Approximately $0.7 million is related to periods prior to the fourth quarter and will not continue in the first quarter of 2018. The Company did not normalize FFO for this adjustment.

•	Fourth quarter 2017 to first quarter 2018: The following changes are expected to increase Normalized FFO by approximately $2.2 million in the first quarter of 2018:

◦	Additional NOI contribution of $2.1 million from fourth quarter acquisitions (full quarter NOI contribution will be $3.3 million).

◦	Net interest savings of $1.8 million from fourth quarter refinancing activities:

▪	Elimination of $4.0 million of interest from the redeemed Senior Notes due 2021

▪	Addition of $2.2 million of interest from the Senior Notes due 2028

◦	Additional interest expense of $1.7 million related to fourth quarter investing activities:

▪	Addition of $0.3 million of interest from mortgages assumed in the fourth quarter

▪	Addition of $1.1 million of interest from the unsecured credit facility (assuming 12/31/2017 line balance)

▪	Elimination of $0.3 million of interest income related to cash on hand

HEALTHCARE REALTY 6	4Q 2017 SUPPLEMENTAL INFORMATION

Quick Facts
as of 12/31/17

Properties
$3.8B	Invested in 201 properties
14.6M SF	Owned in 27 states
11.5M SF	HR managed
94.0%	Medical office and outpatient
86.7%	On/adjacent to hospital campuses
4.1%	Same store NOI growth (TTM)

Capitalization
$5.1B	Enterprise value as of 1/26/2018
$3.8B	Market capitalization as of 1/26/2018
125.1M	Shares outstanding
$0.30	Quarterly dividend per share
BBB/Baa2	Credit rating
24.3%	Debt to enterprise value at 12/31/2017
4.8x	Net debt to Adjusted EBITDA

MOB PROXIMITY TO HOSPITAL (% of SF)

On campus		69%
Adjacent to campus		18%
Total on/adjacent		87%

Anchored		8%
Off campus		5%
Total		100%

HEALTH SYSTEM BY RANK (% of SF)
MOB/OUTPATIENT		TOTAL
Top 25	49%	48%
Top 50	67%	66%
Top 75	77%	76%
Top 100	81%	80%

MSA BY RANK (% of SF)
MOB/OUTPATIENT		TOTAL
Top 25	64%	62%
Top 50	87%	84%
Top 75	90%	87%
Top 100	95%	92%

HEALTHCARE REALTY'S TOP MARKETS

HEALTHCARE REALTY 7	4Q 2017 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of December 31, 2017, the Company owned 201 real estate properties in 27 states totaling 14.6 million square feet and was valued at approximately $5.3 billion. The Company provided leasing and property management services to 11.5 million square feet nationwide.

CORPORATE HEADQUARTERS
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

Executive Officers
David R. Emery	Executive Chairman of the Board
Todd J. Meredith	President and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
J. Christopher Douglas	Executive Vice President and Chief Financial Officer
Robert E. Hull	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

Board of Directors
David R. Emery	Executive Chairman of the Board, Healthcare Realty Trust Incorporated
Nancy H. Agee	President and Chief Executive Officer, Carilion Clinic
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Peter F. Lyle	Vice President, Medical Management Associates, Inc.
Todd Meredith	President and Chief Executive Officer, Healthcare Realty Trust Incorporated
Edwin B. Morris III	Retired Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Christann M. Vasquez	President, Dell Seton Medical Center at University of Texas, Seton Medical Center Austin and Seton Shoal Creek Hospital

Analyst Coverage
BMO Capital Markets	J.P. Morgan Securities LLC	Mizuho Securities USA Inc.
BTIG, LLC	Jefferies LLC	Stifel, Nicolaus & Company, Inc.
Cantor Fitzgerald, L.P.	JMP Securities LLC	SunTrust Robinson Humphrey, Inc.
Green Street Advisors, Inc.	Morgan Stanley	Wells Fargo Securities, LLC
J.J.B. Hilliard W.L. Lyons, LLC	KeyBanc Capital Markets Inc.

HEALTHCARE REALTY 8	4Q 2017 SUPPLEMENTAL INFORMATION

Balance Sheet Information
(dollars in thousands, except per share data)

ASSETS

				2017	2016
Real estate properties:	Q4	Q3	Q2	Q1	Q4
Land	$201,283	$196,217	$193,072	$193,101	$199,672
Buildings, improvements and lease intangibles	3,601,460	3,400,224	3,388,734	3,327,529	3,386,480
Personal property	10,314	10,300	10,155	9,998	10,291
Construction in progress	5,458	1,138	—	16,114	11,655
Land held for development	20,123	20,123	20,123	20,123	20,123
Total real estate properties	3,838,638	3,628,002	3,612,084	3,566,865	3,628,221
Less accumulated depreciation and amortization	(897,430)	(888,875)	(864,573)	(841,296)	(840,839)
Total real estate properties, net	2,941,208	2,739,127	2,747,511	2,725,569	2,787,382
Cash and cash equivalents	6,215	196,981	2,033	1,478	5,409
Restricted cash	—	—	9,151	104,904	49,098
Assets held for sale and discontinued operations, net	33,147	8,772	8,767	15,111	3,092
Other assets	213,015	200,824	191,036	192,174	195,666
Total assets	$3,193,585	$3,145,704	$2,958,498	$3,039,236	$3,040,647

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable	$1,283,880	$1,166,060	$1,203,146	$1,278,662	$1,264,370
Accounts payable and accrued liabilities	70,995	69,918	62,121	62,746	78,266
Liabilities of properties held for sales and discontinued operations	93	59	398	93	614
Other liabilities	48,734	45,405	46,556	44,444	43,983
Total liabilities	1,403,702	1,281,442	1,312,221	1,385,945	1,387,233
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,251	1,249	1,165	1,165	1,164
Additional paid-in capital	3,173,429	3,173,167	2,923,519	2,920,839	2,917,914
Accumulated other comprehensive loss	(1,299)	(1,274)	(1,316)	(1,358)	(1,401)
Cumulative net income attributable to common stockholders	1,018,348	1,055,499	1,052,326	1,027,101	995,256
Cumulative dividends	(2,401,846)	(2,364,379)	(2,329,417)	(2,294,456)	(2,259,519)
Total stockholders' equity	1,789,883	1,864,262	1,646,277	1,653,291	1,653,414
Total liabilities and stockholders' equity	$3,193,585	$3,145,704	$2,958,498	$3,039,236	$3,040,647

HEALTHCARE REALTY 9	4Q 2017 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

				2017				2016
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Revenues
Rental income	$107,333	$106,561	$104,869	$104,088	$104,736	$102,534	$101,472	$98,740
Other operating	398	392	376	481	573	1,125	1,170	1,281
	107,731	106,953	105,245	104,569	105,309	103,659	102,642	100,021
Expenses
Property operating	40,590	40,626	38,184	37,834	37,285	37,504	36,263	35,406
General and administrative	8,272	8,021	8,005	8,694	7,622	7,859	7,756	8,072
Acquisition and pursuit costs (1)	302	507	785	586	1,085	865	373	2,174
Depreciation and amortization	37,324	35,873	34,823	34,452	34,022	31,985	31,290	30,393
Bad debts, net of recoveries	(17)	14	105	66	(13)	(47)	78	(39)
	86,471	85,041	81,902	81,632	80,001	78,166	75,760	76,006
Other income (expense)
Gain on sales of real estate properties	—	(7)	16,124	23,403	41,037	—	1	—
Interest expense	(13,707)	(14,107)	(14,315)	(14,272)	(13,839)	(13,759)	(14,815)	(14,938)
Loss on extinguishment of debt	(44,985)	—	—	—	—	—	—	—
Pension termination	—	—	—	—	—	—	(4)	—
Impairment of real estate assets	2	(5,059)	(5)	(323)	—	—	—	—
Interest and other income, net	279	426	77	113	74	123	93	86
	(58,411)	(18,747)	1,881	8,921	27,272	(13,636)	(14,725)	(14,852)

Income (loss) from continuing operations	(37,151)	3,165	25,224	31,858	52,580	11,857	12,157	9,163

Discontinued Operations
Income (loss) from discontinued operations	—	8	—	(18)	(22)	(23)	(19)	(7)
Impairments of real estate assets	—	—	—	—	(121)	—	—	—
Gain on sales of real estate properties	—	—	—	5	—	—	7	—
Income (loss) from discontinued operations	—	8	—	(13)	(143)	(23)	(12)	(7)
Net income (loss)	($37,151)	$3,173	$25,224	$31,845	$52,437	$11,834	$12,145	$9,156

(1)	Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY 10	4Q 2017 SUPPLEMENTAL INFORMATION

FFO, Normalized FFO & FAD (1)(2)
(amounts in thousands, except per share data)

				2017				2016
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net income (loss)	($37,151)	$3,173	$25,224	$31,845	$52,437	$11,834	$12,145	$9,156
Gain on sales of real estate properties	—	7	(16,124)	(23,408)	(41,037)	—	(8)	—
Impairments of real estate assets	(2)	5,059	5	323	121	—	—	—
Real estate depreciation and amortization	37,869	36,478	35,421	35,555	34,699	32,557	31,716	30,800
Total adjustments	37,867	41,544	19,302	12,470	(6,217)	32,557	31,708	30,800
FFO	$716	$44,717	$44,526	$44,315	$46,220	$44,391	$43,853	$39,956
Acquisition and pursuit costs (3)(4)	302	507	785	586	915	649	232	1,618
Write-off of deferred financing costs upon amendment of credit facilities	21	—	—	—	—	81	—	—
Pension termination	—	—	—	—	—	—	4	—
Interest incurred related to the timing of issuance/redemption of senior notes	767	—	—	—	—	—	—	—
Loss on extinguishment of debt	44,985	—	—	—	—	—	—	—
Revaluation of awards upon retirement	—	—	—	—	—	—	—	89
Normalized FFO	$46,791	$45,224	$45,311	$44,901	$47,135	$45,121	$44,089	$41,663
Non-real estate depreciation and amortization	1,439	1,388	1,369	1,355	1,339	1,386	1,360	1,390
Provision for bad debt, net	(17)	4	105	66	(13)	(47)	78	(39)
Straight-line rent receivable, net	(201)	(1,156)	(1,623)	(1,595)	(1,595)	(1,684)	(1,907)	(1,948)
Stock-based compensation	2,531	2,429	2,453	2,614	1,949	1,851	1,850	1,859
Non-cash items	3,752	2,665	2,304	2,440	1,680	1,506	1,381	1,262

2nd Generation TI	(6,929)	(4,481)	(3,680)	(5,277)	(7,918)	(6,013)	(5,559)	(4,202)
Leasing commissions paid	(2,705)	(1,826)	(984)	(1,584)	(1,030)	(1,514)	(1,587)	(1,079)
Capital additions	(6,400)	(4,203)	(5,667)	(2,520)	(4,283)	(5,088)	(5,653)	(2,098)
Funds Available for Distribution	$34,509	$37,379	$37,284	$37,960	$35,584	$34,012	$32,671	$35,546
FFO per Common Share - diluted	$0.01	$0.37	$0.38	$0.38	$0.40	$0.39	$0.42	$0.39
Normalized FFO Per Common Share - diluted	$0.38	$0.38	$0.39	$0.39	$0.41	$0.39	$0.42	$0.41
FAD Per Common Share - diluted	$0.28	$0.31	$0.32	$0.33	$0.31	$0.30	$0.31	$0.35
FFO weighted average common shares outstanding - diluted (5)	124,125	120,081	115,674	115,507	115,408	115,052	104,770	102,165

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)
Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments. Beginning in 2017, FFO and FAD are normalized for all acquisition and pursuit costs. Prior to 2017, FFO and FAD were normalized for acquisition and pursuit costs associated with only those acquisitions that closed in the period. These changes coincided with the Company's adoption of ASU 2017-01 which was effective January 1, 2017.

(4)	For the first quarter of 2017, acquisition and pursuit costs were reduced by $24 thousand from what was previously reported to remove personnel costs.

(5)	Diluted weighted average common shares outstanding for the three months ended December 31, 2017 includes the dilutive effect of nonvested share-based awards outstanding of 944,831.

HEALTHCARE REALTY 11	4Q 2017 SUPPLEMENTAL INFORMATION

Capital Funding and Commitments
(dollars in thousands, except per square foot data)

ACQUISITION AND RE/DEVELOPMENT FUNDING
				2017	2016
	Q4	Q3	Q2	Q1	Q4
Acquisitions	$246,568	$16,300	$50,786	$13,513	$63,775
Re/development	4,010	7,196	8,940	12,159	9,567
1st generation TI & planned capital expenditures for acquisitions (1)	1,271	1,586	1,380	1,212	4,807

MAINTENANCE CAPITAL EXPENDITURES
$ Spent
2nd generation TI	$6,929	$4,481	$3,680	$5,277	$7,918
Leasing commissions paid	2,705	1,826	984	1,584	1,030
Capital expenditures	6,400	4,203	5,667	2,520	4,283
Total	$16,034	$10,510	$10,331	$9,381	$13,231

% of NOI
2nd generation TI	10.4%	6.9%	5.6%	8.1%	11.9%
Leasing commissions paid	4.0%	2.8%	1.5%	2.4%	1.6%
Capital expenditures	9.6%	6.5%	8.7%	3.8%	6.5%
Total	24.0%	16.2%	15.8%	14.3%	19.9%

LEASING COMMITMENTS
Renewals
Square feet	394,721	420,603	279,738	332,527	234,641
2nd generation TI / square foot / lease year	$1.67	$1.38	$2.30	$1.93	$1.84
Leasing commissions / square foot / lease year	$0.59	$0.28	$0.39	$0.28	$0.50
Average term (in months)	46.0	35.8	37.3	49.8	29.7

New leases
Square feet	111,788	109,038	134,590	73,285	82,417
2nd generation TI / square foot / lease year	$4.74	$3.92	$2.10	$4.78	$4.91
Leasing commissions / square foot / lease year	$0.92	$0.46	$0.47	$1.10	$1.36
Average term (in months)	90.7	68.4	103.2	82.8	58.7

All
Square feet	506,509	529,641	414,328	405,812	317,058
2nd generation TI / square foot / lease year	$2.77	$2.22	$2.18	$2.69	$3.10
Leasing commissions / square foot / lease year	$0.71	$0.34	$0.44	$0.50	$0.85
Leasing commitments as a % of annual net rent	16.0%	12.3%	12.8%	15.6%	18.7%
Average term (in months)	55.9	42.6	58.9	55.7	37.2

(1)	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

HEALTHCARE REALTY 12	4Q 2017 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q4 2017 Interest Expense	Balance as of 12/31/2017 (1)	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2021 (2)	$4,670	$0	—	NA
Senior Notes due 2023	2,393	247,703	64	3.95%
Senior Notes due 2025 (3)	2,469	248,044	88	4.08%
Senior Notes due 2028	616	294,757	120	3.84%
Total Senior Notes Outstanding	$10,148	$790,504	92	3.95%
Unsecured credit facility due 2020	182	189,000	31	2.56%
Unsecured term loan facility due 2022 (4)	951	148,994	60	2.77%
Mortgage notes payable, net	1,622	155,382	67	4.82%
Total Outstanding Notes and Bonds Payable	$12,903	$1,283,880	77	3.71%
Interest cost capitalization	(190)
Unsecured credit facility fee and deferred financing costs	994
Total Quarterly Consolidated Interest Expense	$13,707

SELECTED FINANCIAL DEBT COVENANTS (5)
	Calculation	Requirement	TTM Ended 12/31/2017
Revolving credit facility and term loan
Leverage ratio	Total debt / total capital	Not greater than 60%	32.3%
Secured leverage ratio	Total secured debt / total capital	Not greater than 30%	3.9%
Unencumbered leverage ratio	Unsecured debt / unsecured real estate	Not greater than 60%	32.5%
Fixed charge coverage ratio	EBITDA / fixed charges	Not less than 1.50x	3.8x
Unsecured coverage ratio	Unsecured EBITDA / unsecured interest	Not less than 1.75x	4.3x
Construction and development	CIP / total assets	Not greater than 15%	0.2%
Asset investments	Mortgages & unimproved land / total assets	Not greater than 20%	0.6%

Senior notes
Incurrence of total debt	Total debt / total assets	Not greater than 60%	31.4%
Incurrence of debt secured by any lien	Secured debt / total assets	Not greater than 40%	3.8%
Maintenance of total unsecured assets	Unencumbered assets / unsecured debt	Not less than 150%	326.5%
Debt service coverage	EBITDA / interest expense	Not less than 1.5x	4.3x

Other
Net debt to adjusted EBITDA (6)	Net debt (debt less cash) / adjusted EBITDA	Not required	4.8x
Debt to enterprise value (7)	Debt / enterprise value	Not required	24.3%

(1)	Balances are reflected net of discounts and deferred financing costs and include premiums.

(2)	On November 1, 2017 the Company redeemed $100.0 million and on December 27, 2017, the Company redeemed the remaining $300.0 million of its outstanding Senior Notes due 2021.

(3)
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

(4)	The effective interest rate includes the impact of interest rate swaps on $25.0 million of the outstanding balance at a rate of 2.18% (plus the applicable margin rate, currently 110 basis points).

(5)	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

(6)	Adjusted EBITDA is based on the current quarter results, annualized. See page 25 for a reconciliation of adjusted EBITDA.

(7)	Based on the closing price of $32.12 on December 31, 2017 and 125,131,593 shares outstanding.

HEALTHCARE REALTY 13	4Q 2017 SUPPLEMENTAL INFORMATION

Acquisition and Disposition Activity
(dollars in thousands)

ACQUISITION ACTIVITY
Location	Property Type (1)	Miles to Campus	Health System Affiliation	Closing	Purchase Price	Square Feet	Leased %	Cap Rate (2)
St. Paul, MN (3)	MOB	0.00	Fairview Health	3/6/2017	$13,513	34,608	100%	5.9%
San Francisco, CA	MOB	0.00	Sutter Health	6/12/2017	26,786	75,649	100%	5.3%
Washington, DC	MOB	0.00	Trinity Health	6/13/2017	24,000	62,379	100%	5.4%
Los Angeles, CA	MOB	0.00	HCA	7/31/2017	16,300	42,780	93%	5.4%
Atlanta, GA	MOB	0.00	WellStar Health	11/1/2017	25,451	76,944	93%	5.2%
Atlanta, GA	MOB	0.00	WellStar Health	11/1/2017	30,256	74,024	100%	5.1%
Atlanta, GA	MOB	0.00	WellStar Health	11/1/2017	49,746	118,180	94%	5.0%
Atlanta, GA (3)	MOB	13.00	Piedmont	11/1/2017	6,667	19,732	100%	6.5%
Seattle, WA	MOB	0.10	Overlake Health	11/1/2017	12,700	26,345	96%	5.4%
Atlanta, GA	MOB	0.00	WellStar Health	12/13/2017	25,779	59,427	95%	5.2%
Atlanta, GA	MOB	0.00	WellStar Health	12/13/2017	15,420	40,171	100%	5.4%
Atlanta, GA	MOB	0.00	WellStar Health	12/18/2017	26,262	66,984	91%	5.2%
Atlanta, GA	MOB	0.00	WellStar Health	12/18/2017	14,234	40,324	100%	5.4%
Chicago, IL	MOB	0.00	Ascension	12/18/2017	28,750	99,526	88%	6.0%
Seattle, WA	MOB	0.06	UW Medicine	12/18/2017	8,800	32,828	95%	5.6%
Austin, TX (4)	MOB	0.01	Ascension	12/21/2017	2,503	7,972	100%	6.4%
2017 Acquisition Activity					$327,167	877,873	96%	5.4%

DISPOSITION ACTIVITY
Evansville, IN (3)	OTH	NA	NA	3/6/2017	$6,375	29,500	100%	8.9%
Columbus, GA	MOB	0.22	Columbus Reg	3/7/2017	625	12,000	0%	(6.4)%
Las Vegas, NV	MOB	1.38	NA	3/30/2017	5,500	18,147	100%	6.7%
Texas (3 properties) (3)	IRF	NA	NA	3/31/2017	69,500	169,722	100%	7.3%
Chicago, IL	MOB	0.40	NA	6/16/2017	450	5,100	0%	(9.1)%
San Antonio, TX (3)	IRF	NA	NA	6/29/2017	14,500	39,786	100%	7.3%
Roseburg, OR	MOB	0.00	CHI	6/29/2017	23,200	62,246	100%	6.6%
St. Louis, MO	MOB	2.90	NA	9/7/2017	2,550	79,980	41%	4.5%
2017 Disposition Activity					$122,700	416,481	85%	7.0%

(1)	MOB = Medical Office Building; IRF = Inpatient Rehabilitation Facility; OTH = Other

(2)
For acquisitions, cap rate represents the forecasted first year NOI / purchase price plus acquisition costs and expected capital additions. For dispositions, cap rate represents the next twelve month forecasted NOI / sales price.

(3)	Single-tenant net lease property.

(4)	The Company acquired additional ownership in an existing building bringing the Company's ownership to 69.4%.

HEALTHCARE REALTY 14	4Q 2017 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

RE/DEVELOPMENT ACTIVITY
Location	Property Type	Campus Location	Square Feet	Budget	Amount Funded Q4 2017	Total Through 12/31/2017	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date
Same store redevelopment
Charlotte, NC (1)	MOB	ON	204,000	$12,000	$2,349	$3,487	$8,513	85%	Q1 2019
Development
Seattle, WA	MOB	ON	151,000	64,120	171	2,272	61,848	60%	Q2 2019
Total Re/development activity			355,000	$76,120	$2,520	$5,759	$70,361	74%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (2)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2013	$216,956	$—	$58,731	$—	$275,687	$101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	241,939	—	—	45,343	287,282	94,683
2017	327,167	—	—	32,305	359,472	122,700
Total	$1,058,355	$1,900	$59,975	$109,891	$1,230,121	$512,108
% of Total	86.0%	0.2%	4.9%	8.9%	100%

(1)	Redevelopment project is a 38,000 square foot expansion to an existing medical office building.

(2)	Net of mortgage notes receivable payoffs upon acquisition.

HEALTHCARE REALTY 15	4Q 2017 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
			SQUARE FEET
			MOB/OUTPATIENT (94.0%)		INPATIENT (3.6%)		OTHER (2.4%)
	MSA Rank	Investment(1)	Multi-tenant	Single-tenant Net	Rehab	Surgical	Multi-tenant	Single-tenant Net	Total	% of Total
Dallas, TX	4	$475,977	2,149,939			156,245			2,306,184	15.8%
Seattle, WA	15	428,552	949,395	67,510					1,016,905	6.9%
Charlotte, NC	22	167,898	820,457						820,457	5.6%
Nashville, TN	36	153,280	766,523						766,523	5.2%
Los Angeles, CA	2	182,355	594,163		63,000				657,163	4.5%
Houston, TX	5	130,303	591,027						591,027	4.0%
Richmond, VA	45	146,274	548,801						548,801	3.8%
Des Moines, IA	89	132,332	233,413	146,542			152,655		532,610	3.6%
Memphis, TN	42	93,918	515,876						515,876	3.5%
Atlanta, GA	9	188,057	476,054	19,732					495,786	3.4%
San Antonio, TX	24	95,146	483,811						483,811	3.3%
Denver, CO	19	138,457	446,292		34,068				480,360	3.3%
Indianapolis, IN	34	74,940	382,695						382,695	2.6%
Austin, TX	31	104,176	362,453				12,880		375,333	2.6%
Washington, DC	6	100,570	348,998						348,998	2.4%
Chicago, IL	3	85,354	337,917						337,917	2.3%
Honolulu, HI	54	141,333	298,427						298,427	2.0%
San Francisco, CA	11	118,035	286,270						286,270	2.0%
Oklahoma City, OK	41	109,111	68,860	200,000					268,860	1.8%
Miami, FL	8	56,099	241,980						241,980	1.7%
Colorado Springs, CO	79	51,055	241,224						241,224	1.6%
Other (26 markets)		634,232	1,840,048	322,482	90,123	186,000		196,672	2,635,325	18.1%
Total		$3,807,454	12,984,623	756,266	187,191	342,245	165,535	196,672	14,632,532	100.0%
Number of Properties			178	10	3	2	2	6	201
Percent of Square Feet			88.8%	5.2%	1.3%	2.3%	1.1%	1.3%	100.0%
Quarterly NOI			$52,947	$4,596	$1,446	$4,697	$1,044	$786	$65,516
Investment (1)			$3,255,159	$231,319	$45,454	$208,725	$45,712	$21,085	$3,807,454

BY BUILDING TYPE
	MOB Total	Multi-tenant	Single-tenant Net	Total
Number of Properties	188	180	21	201
Square Feet	13,740,889	13,150,158	1,482,374	14,632,532
Percent of Square Feet	94.0%	89.9%	10.1%	100.0%
Investment (1)	$3,486,478	$3,300,871	$506,583	$3,807,454
Quarterly NOI	$57,543	$53,991	$11,525	$65,516

(1)	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY 16	4Q 2017 SUPPLEMENTAL INFORMATION

Square Feet by Health System (1)

MOB SQUARE FEET
	System Rank (3)	Credit Rating	ASSOCIATED 94.4% (2)				Total MOB SF	% of Total MOB SF
Top Health Systems			On	Adjacent (4)	Anchored (5)	Off
Baylor Scott & White Health	19	AA-/Aa3	1,834,256	129,879	163,188	—	2,127,323	15.5%
Ascension Health	4	AA+/Aa2	1,065,798	156,328	—	—	1,222,126	8.9%
Catholic Health Initiatives	8	BBB+/Baa1	807,182	180,125	95,486	—	1,082,793	7.9%
Atrium Health	33	AA-/Aa3	353,537	98,066	313,513	—	765,116	5.6%
Tenet Healthcare Corporation	5	B/B2	621,077	67,790	30,096	—	718,963	5.2%
Bon Secours Health System	68	A/A2	548,801	—	—	—	548,801	4.0%
WellStar Health System	99	--/A2	476,054	—	—	—	476,054	3.4%
Baptist Memorial Health Care	107	BBB+/--	424,306	—	39,345	—	463,651	3.4%
HCA	2	BB/B1	177,340	177,155	78,305	—	432,800	3.1%
Indiana University Health	28	AA/Aa2	280,129	102,566	—	—	382,695	2.8%
University of Colorado Health	75	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.5%
Trinity Health	7	AA-/Aa3	267,952	73,331	—	—	341,283	2.5%
Providence Health & Services	3	AA-/Aa3	176,854	129,181	—	—	306,035	2.2%
UW Medicine (Seattle)	43	AA+/Aaa	194,536	102,540	—	—	297,076	2.2%
Medstar Health	37	A/A2	241,739	—	—	—	241,739	1.8%
Advocate Health Care	29	AA+/Aa2	142,955	95,436	—	—	238,391	1.7%
Overlake Health System	259	A/A2	191,051	26,345	—		217,396	1.6%
Memorial Hermann	42	A+/A1	—	206,090	—	—	206,090	1.5%
Community Health	6	B-/B3	201,574	—	—	—	201,574	1.5%
Mercy (St. Louis)	34	AA-/Aa3	—	—	200,000	—	200,000	1.4%
Sutter Health	12	AA-/Aa3	175,591	—	—	—	175,591	1.3%
Other (19 credit rated systems)			1,000,336	560,499	110,339	—	1,671,174	12.1%
Subtotal - credit rated (6)			9,331,359	2,266,430	1,064,122	—	12,661,911	92.1%
Non-credit rated			164,804	144,910	—	769,264	1,078,978	7.9%
Total			9,496,163	2,411,340	1,064,122	769,264	13,740,889	100.0%
% of Total			69.2%	17.5%	7.7%	5.6%

LEASED SQUARE FEET
					LEASED SQUARE FEET
Top Health Systems	System Rank (3)	Credit Rating	# of Buildings	# of Leases	MOB	Inpatient / Other	Total	% of Total Leased SF	% of Total Revenue
Baylor Scott & White Health	19	AA-/Aa3	20	158	977,280	156,245	1,133,525	8.8%	9.7%
Atrium Health	33	AA-/Aa3	16	80	595,710	—	595,710	4.6%	4.3%
Mercy (St. Louis)	34	AA-/Aa3	2	2	200,000	186,000	386,000	3.0%	4.3%
Catholic Health Initiatives	8	BBB+/Baa1	14	73	530,840	—	530,840	4.1%	3.7%
Bon Secours Health System	68	A/A2	7	60	262,498	—	262,498	2.0%	2.1%
Ascension Health	4	AA+/Aa2	11	65	363,847	—	363,847	2.8%	2.0%
Indiana University Health	28	AA/Aa2	3	39	261,159	—	261,159	2.0%	1.9%
Tenet Healthcare Corporation	5	B/B2	14	38	154,323	63,000	217,323	1.7%	1.8%
UW Medicine (Seattle)	43	AA+/Aaa	5	24	178,854	—	178,854	1.4%	1.6%
University of Colorado Health	75	AA-/Aa3	5	13	160,156	—	160,156	1.2%	1.4%
WellStar Health System	99	--/A2	7	42	268,984	—	268,984	2.1%	0.2%
Total								33.7%	33.0%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

(3)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

(4)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(5)	Includes buildings where health systems lease 40% or more of the property.

(6)	Based on square footage, 82.3% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY 17	4Q 2017 SUPPLEMENTAL INFORMATION

Square Feet by Proximity (1)(2)

MEDICAL OFFICE BUILDINGS BY LOCATION
				2017		2016
	Q4	Q3	Q2	Q1	Q4	Q3
On campus	69.1%	68.4%	67.9%	67.4%	67.4%	66.6%
Adjacent to campus (3)	17.6%	17.5%	17.4%	17.7%	17.7%	18.1%
Total on/adjacent	86.7%	85.9%	85.3%	85.1%	85.1%	84.7%
Off campus - anchored by hospital system (4)	7.7%	8.4%	8.4%	8.5%	8.5%	8.6%
Off campus	5.6%	5.7%	6.3%	6.4%	6.4%	6.7%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MEDICAL OFFICE BUILDINGS BY DISTANCE TO HOSPITAL CAMPUS
							Ground Lease Properties
Greater than	Less than or equal to	Number of Buildings	Square Feet	% of Total	Cumulative %	Campus Proximity	Square Feet	% of Total
	0.00	122	9,496,163	69.1%	69.1%	On campus	7,636,163	89.8%
0.00	250 yards	20	1,290,132	9.4%	78.5%	Adjacent (3)	80,525	0.9%
250 yards	0.25 miles	19	1,121,208	8.2%	86.7%		120,036	1.4%
0.25 miles	0.50	1	124,925	0.9%	87.6%	Off campus	124,925	1.5%
0.50	1.00	2	291,328	2.1%	89.7%		-	—%
1.00	2.00	6	590,339	4.3%	94.0%		319,446	3.8%
2.00	5.00	8	338,246	2.5%	96.5%		13,818	0.2%
5.00	10.00	6	332,359	2.4%	98.9%		205,631	2.4%
10.00		4	156,189	1.1%	100.0%		-	—%
Total		188	13,740,889	100.0%			8,500,544	100.0%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

(3)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(4)	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY 18	4Q 2017 SUPPLEMENTAL INFORMATION

Lease Maturity, Lease and Building Size (1)

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT NET LEASE			TOTAL
	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Total Square Feet	% of Base Revenue (2)
2018	623	2,039,826	17.9%	—	—	—%	623	2,039,826	15.8%	15.6%
2019	523	2,106,844	18.5%	3	220,633	14.9%	526	2,327,477	18.1%	17.4%
2020	443	1,680,029	14.7%	6	204,990	13.8%	449	1,885,019	14.6%	14.3%
2021	317	1,171,015	10.3%	—	—	—%	317	1,171,015	9.1%	9.0%
2022	283	1,194,309	10.5%	1	58,285	3.9%	284	1,252,594	9.7%	9.5%
2023	154	801,219	7.0%	—	—	—%	154	801,219	6.2%	6.2%
2024	147	824,574	7.2%	—	—	—%	147	824,574	6.4%	5.8%
2025	73	559,112	4.9%	2	91,561	6.2%	75	650,673	5.1%	4.9%
2026	65	222,474	2.0%	—	—	—%	65	222,474	1.7%	1.7%
2027	59	300,009	2.6%	2	342,245	23.1%	61	642,254	5.0%	7.5%
Thereafter	71	506,106	4.4%	7	564,660	38.1%	78	1,070,766	8.3%	8.1%
Total leased	2,758	11,405,517	86.7%	21	1,482,374	100.0%	2,779	12,887,891	88.1%	100.0%
Total building		13,150,158	100.0%		1,482,374	100.0%		14,632,532	100.0%

BY LEASE SIZE
	NUMBER OF LEASES
Leased Square Feet	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	1,467	—
2,501 - 5,000	676	—
5,001 - 7,500	219	—
7,501 - 10,000	132	—
10,001 +	264	21
Total Leases	2,758	21

BY BUILDING SIZE
Building Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	42.0%	6,158,609	146,634	42
<100,000 and >75,000	24.8%	3,625,233	86,315	42
<75,000 and >50,000	17.4%	2,540,775	63,519	40
<50,000	15.8%	2,307,915	29,973	77
Total	100.0%	14,632,532	72,799	201

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,135 square feet.

HEALTHCARE REALTY 19	4Q 2017 SUPPLEMENTAL INFORMATION

Historical Occupancy (1)
(dollars in thousands)

				2017	2016
	Q4	Q3	Q2	Q1	Q4
Same store properties
Multi-tenant
Investment	$2,665,547	$2,547,282	$2,492,031	$2,493,309	$2,438,564
Number of properties	142	138	137	138	139
Total building square feet	11,203,468	10,937,805	10,764,672	10,801,498	10,690,819
% occupied	88.0%	88.0%	88.0%	87.7%	87.3%

Single-tenant
Investment	$486,602	$524,444	$524,444	$524,268	$617,908
Number of properties	19	24	24	24	30
Total building square feet	1,428,034	1,762,488	1,762,488	1,762,488	2,080,227
% occupied	100.0%	100.0%	100.0%	100.0%	100.0%

Total same store properties
Investment	$3,152,149	$3,071,726	$3,016,475	$3,017,577	$3,056,472
Number of properties	161	162	161	162	169
Total building square feet	12,631,502	12,700,293	12,527,160	12,563,986	12,771,046
% occupied	89.4%	89.7%	89.7%	89.4%	89.3%

Acquisitions (2)
Investment	$563,499	$428,579	$445,164	$405,975	$431,859
Number of properties	25	18	19	18	18
Total building square feet	1,452,912	1,056,118	1,113,659	1,011,189	1,087,260
% occupied	93.0%	92.3%	94.0%	93.0%	94.4%

Development Completions
Investment	$31,627	$30,537	$26,967	$5,353	$5,353
Number of properties	2	2	2	1	1
Total building square feet	112,837	112,837	112,837	12,880	12,880
% occupied	34.9%	22.7%	11.4%	100.0%	100.0%
% leased	45.4%	45.4%	42.4%	100.0%	100.0%

Reposition (3)
Investment	$60,179	$70,310	$97,766	$96,134	$97,176
Number of properties	13	15	15	14	14
Total building square feet	435,281	561,708	714,500	704,362	709,462
% occupied	47.7%	39.7%	53.5%	52.5%	52.8%

Total
Investment	$3,807,454	$3,601,152	$3,586,372	$3,525,039	$3,590,860
Number of properties	201	197	197	195	202
Total building square feet	14,632,532	14,430,956	14,468,156	14,292,417	14,580,648
% occupied	88.1%	87.4%	87.6%	87.8%	87.9%

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Acquisition include properties acquired within the last 8 quarters of the period presented and are excluded from same store.

(3)
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY 20	4Q 2017 SUPPLEMENTAL INFORMATION

Occupancy Reconciliation

SEQUENTIAL
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
Beginning September 30, 2017	12,613,386	14,430,956	87.4%	11,390,024	12,700,293	89.7%

Portfolio Activity
Acquisitions	609,755	662,457	92.0%	NA	NA	NA
Re/Development completions	—	—	—%	—	—	—%
Dispositions (1)	(346,245)	(460,881)	75.1%	(334,454)	(334,454)	100.0%
Reclassifications to same store:
Acquisitions	NA	NA	NA	244,266	265,663	91.9%
Development completions	NA	NA	NA	—	—	—%
Reposition to same store	NA	NA	NA	—	—	—%
Reposition from same store	NA	NA	NA	—	—	—%
Subtotal	12,876,896	14,632,532	88.0%	11,299,836	12,631,502	89.5%
Leasing Activity
New leases/expansions	150,994	NA	NA	111,521	NA	NA
Move-outs/contractions	(139,999)	NA	NA	(122,462)	NA	NA
Net Absorption	10,995	NA	NA	(10,941)	NA	NA
Ending December 31, 2017	12,887,891	14,632,532	88.1%	11,288,895	12,631,502	89.4%

YEAR-OVER-YEAR
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
Beginning December 31, 2016	12,822,398	14,580,648	87.9%	11,408,788	12,771,046	89.3%

Portfolio Activity
Acquisitions	822,344	877,873	93.7%	NA	NA	NA
Re/Development completions (2)	—	99,957	—%	—	—	—%
Dispositions (1)	(758,653)	(925,946)	81.9%	(714,439)	(714,439)	100.0%
Reclassifications to same store:
Acquisitions	NA	NA	NA	478,013	512,221	93.3%
Development completions	NA	NA	NA	—	—	—%
Reposition to same store	NA	NA	NA	145,365	145,365	100.0%
Reposition from same store	NA	NA	NA	(57,056)	(82,691)	69.0%
Subtotal	12,886,089	14,632,532	88.1%	11,260,671	12,631,502	89.1%
Leasing Activity
New leases/expansions	635,857	NA	NA	549,945	NA	NA
Move-outs/contractions	(634,055)	NA	NA	(521,721)	NA	NA
Net Absorption	1,802	NA	NA	28,224	NA	NA
Ending December 31, 2017	12,887,891	14,632,532	88.1%	11,288,895	12,631,502	89.4%

(1)	Includes properties reclassified as held for sale.

(2)
Includes the completion of 70,000 square feet vertical expansion that was completed in the fourth quarter of 2016. The net increase to total square feet was 49,089 due to a portion of the original building that was demolished to begin construction of the expansion.

HEALTHCARE REALTY 21	4Q 2017 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

				2017				2016
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Average in-place contractual increases
Multi-tenant properties	2.80%	2.78%	2.74%	2.72%	2.69%	2.68%	2.67%	2.67%
Single-tenant net lease properties	2.12%	2.10%	2.04%	1.98%	1.78%	1.84%	1.80%	1.75%
Total	2.69%	2.65%	2.61%	2.59%	2.50%	2.49%	2.47%	2.47%
Multi-tenant renewals
Cash leasing spreads	3.7%	4.6%	9.5%	4.5%	3.9%	4.3%	6.3%	7.2%
Tenant retention rate	81.9%	80.5%	90.3%	79.2%	88.5%	90.1%	81.2%	87.2%

AVERAGE IN-PLACE CONTRACTUAL INCREASES (2)
	MULTI-TENANT		SINGLE-TENANT NET LEASE		TOTAL
	% Increase	% of Base Rent	% Increase	% of Base Rent	% Increase	% of Base Rent
Annual increase
CPI	2.19%	1.41%	2.03%	58.23%	2.05%	10.34%
Fixed	2.95%	91.77%	2.39%	15.65%	2.93%	79.81%
Non-annual increase
CPI	0.97%	1.55%	0.50%	2.42%	0.86%	1.68%
Fixed	1.38%	3.42%	2.34%	23.70%	1.92%	6.61%
No increase
Term > 1 year	—%	1.85%	—%	—%	—%	1.56%
Total (2)	2.80%	100.00%	2.12%	100.00%	2.69%	100.00%

TYPE AND OWNERSHIP STRUCTURE
	% OF SQUARE FEET
	Multi-tenant	Single-tenant Net Lease	Total
Tenant Type (% of Leased Square Feet)
Hospital	44.3%	74.2%	48.1%
Physician and other	55.7%	25.8%	51.9%
Lease Structure (% of Leased Square Feet)
Gross	13.9%	—%	12.1%
Modified gross	30.6%	—%	26.7%
Net	55.5%	100.0%	61.2%
Ownership Type (% of Building Square Feet)
Ground lease	61.9%	12.7%	56.3%
Fee simple	38.1%	87.3%	43.7%

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	Excludes leases with terms of one year or less.

HEALTHCARE REALTY 22	4Q 2017 SUPPLEMENTAL INFORMATION

Same Store Properties (1)
(dollars in thousands, except per square foot data)

QUARTERLY
	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Multi-tenant
Revenues	$81,923	$82,798	$81,596	$80,175	$79,339	$79,694	$78,473	$77,052
Expenses	33,449	34,952	33,344	33,084	32,966	34,207	32,585	32,023
NOI	$48,474	$47,846	$48,252	$47,091	$46,373	$45,487	$45,888	$45,029
Margin	59.2%	57.8%	59.1%	58.7%	58.4%	57.1%	58.5%	58.4%
Occupancy	88.0%	88.1%	88.4%	88.0%	87.8%	87.7%	87.5%	87.3%
Number of properties	142	142	142	142	142	142	142	142
Single-tenant net lease
Revenues	$11,627	$11,443	$11,099	$11,487	$11,171	$11,440	$11,318	$11,352
Expenses	373	405	360	428	402	370	340	399
NOI	$11,254	$11,038	$10,739	$11,059	$10,769	$11,070	$10,978	$10,953
Margin	96.8%	96.5%	96.8%	96.3%	96.4%	96.8%	97.0%	96.5%
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	19	19	19	19	19	19	19	19
Total
Revenues	$93,550	$94,241	$92,695	$91,662	$90,510	$91,134	$89,791	$88,404
Expenses	33,822	35,357	33,704	33,512	33,368	34,577	32,925	32,422
NOI	$59,728	$58,884	$58,991	$58,150	$57,142	$56,557	$56,866	$55,982
Margin	63.8%	62.5%	63.6%	63.4%	63.1%	62.1%	63.3%	63.3%
Occupancy	89.4%	89.5%	89.7%	89.4%	89.1%	89.1%	88.9%	88.7%
Number of properties	161	161	161	161	161	161	161	161
% NOI year-over-year growth	4.5%	4.1%	3.7%	3.9%

TRAILING TWELVE MONTHS
	Twelve Months Ended December 31,
	2017	2016	% Change
Multi-tenant
Revenues	$326,492	$314,558	3.8%
Expenses	134,829	131,781	2.3%
NOI	$191,663	$182,777	4.9%
Revenue per average occupied square foot	$33.09	$32.11	3.1%
Average occupancy	88.1%	87.4%
Number of properties	142	142
Single-tenant net lease
Revenues	$45,656	$45,281	0.8%
Expenses	1,566	1,511	3.6%
NOI	$44,090	$43,770	0.7%
Revenue per average occupied square foot	$31.97	$31.71	0.8%
Average occupancy	100.0%	100.0%
Number of properties	19	19
Total
Revenues	$372,148	$359,839	3.4%
Expenses	136,395	133,292	2.3%
Same Store NOI	$235,753	$226,547	4.1%
Revenue per average occupied square foot	$32.95	$32.06	2.8%
Average occupancy	89.4%	88.9%
Number of Properties	161	161

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 23	4Q 2017 SUPPLEMENTAL INFORMATION

Reconciliation of NOI
(dollars in thousands)

BOTTOM UP RECONCILIATION
	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Net income (loss)	($37,151)	$3,173	$25,224	$31,845	$52,437	$11,834	$12,145	$9,156
Loss (income) from discontinued operations	—	(8)	—	13	143	23	12	7
Income (loss) from continuing operations	(37,151)	3,165	25,224	31,858	52,580	11,857	12,157	9,163
Other income (expense)	58,411	18,747	(1,881)	(8,921)	(27,272)	13,636	14,725	14,852
General and administrative expense	8,272	8,021	8,005	8,694	7,622	7,859	7,756	8,072
Depreciation and amortization expense	37,324	35,873	34,823	34,452	34,022	31,985	31,290	30,393
Other expenses (1)	2,522	1,932	2,204	1,979	2,431	1,488	1,696	3,351
Straight-line rent revenue	(1,205)	(1,332)	(1,783)	(1,751)	(1,754)	(1,223)	(2,091)	(2,132)
Other revenue (2)	(1,333)	(1,353)	(1,211)	(794)	(1,228)	(1,422)	(1,465)	(1,417)
NOI	$66,840	$65,053	$65,381	$65,517	$66,401	$64,180	$64,068	$62,282
Acquisitions / development completions	(5,511)	(4,384)	(4,027)	(3,511)	(3,485)	(1,318)	(853)	(1)
Reposition	(276)	(316)	(337)	(368)	(321)	(262)	(145)	(173)
Dispositions / other	(1,325)	(1,469)	(2,026)	(3,488)	(5,453)	(6,043)	(6,204)	(6,126)
Same store NOI	$59,728	$58,884	$58,991	$58,150	$57,142	$56,557	$56,866	$55,982

TOP DOWN RECONCILIATION
	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Property operating	$93,056	$92,424	$90,360	$88,067	$87,362	$85,264	$83,283	$80,501
Single-tenant net lease	13,072	12,805	12,726	14,270	15,620	16,047	16,098	16,107
Straight-line rent revenue	1,205	1,332	1,783	1,751	1,754	1,223	2,091	2,132
Rental income	107,333	106,561	104,869	104,088	104,736	102,534	101,472	98,740
Property lease guaranty income	182	168	153	225	354	817	885	1,002
Exclude straight-line rent revenue	(1,205)	(1,332)	(1,783)	(1,751)	(1,754)	(1,223)	(2,091)	(2,132)
Exclude other revenue (3)	(1,116)	(1,129)	(988)	(538)	(1,009)	(1,114)	(1,180)	(1,138)
Revenue	105,194	104,268	102,251	102,024	102,327	101,014	99,086	96,472
Property operating expense	(40,590)	(40,626)	(38,184)	(37,834)	(37,285)	(37,504)	(36,263)	(35,406)
Exclude other expenses (4)	2,236	1,411	1,314	1,327	1,359	670	1,245	1,216
NOI	$66,840	$65,053	$65,381	$65,517	$66,401	$64,180	$64,068	$62,282
Acquisitions / development completions	(5,511)	(4,384)	(4,027)	(3,511)	(3,485)	(1,318)	(853)	(1)
Reposition	(276)	(316)	(337)	(368)	(321)	(262)	(145)	(173)
Dispositions/other	(1,325)	(1,469)	(2,026)	(3,488)	(5,453)	(6,043)	(6,204)	(6,126)
Same store NOI	$59,728	$58,884	$58,991	$58,150	$57,142	$56,557	$56,866	$55,982

TRAILING TWELVE MONTHS NOI
	Twelve Months Ended December 31,
	2017	2016	% Change
Same store NOI	$235,753	$226,547	4.1%
Reposition	1,297	901	44.0%
Subtotal	$237,050	$227,448	4.2%
Acquisitions / development completions	17,433	5,657	208.2%
Dispositions/other	8,308	23,826	(65.1%)
NOI	$262,791	$256,931	2.3%

(1)	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

(2)
Includes management fee income, storage income, interest, mortgage interest income, above and below market lease intangible amortization, lease inducement amortization, lease terminations and tenant improvement overage amortization.

(3)	Includes above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

(4)	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY 24	4Q 2017 SUPPLEMENTAL INFORMATION

Reconciliation of EBITDA
(dollars in thousands)

EBITDA
	Q4 2017	Q3 2017	Q2 2017	Q1 2017	TTM
Net income	($37,151)	$3,173	$25,224	$31,845	$23,091
Interest expense	13,707	14,107	14,315	14,272	56,401
Depreciation and amortization	37,324	35,873	34,823	34,452	142,472
EBITDA	$13,880	$53,153	$74,362	$80,569	$221,964

EBITDA	$13,880	$53,153	$74,362	$80,569	$221,964
Other amortization expense (1)	1,983	1,994	1,965	2,459	8,401
Gain on sales of real estate properties	—	7	(16,124)	(23,408)	(39,525)
Impairments on real estate assets	(2)	5,059	5	323	5,385
EBITDAre (2)	$15,861	$60,213	$60,208	$59,943	$196,225

EBITDA	$13,880	$53,153	$74,362	$80,569	$221,964
Acquisition and development expense	302	507	785	586	2,180
Gain on sales of real estate properties	—	7	(16,124)	(23,408)	(39,525)
Impairments on real estate assets	(2)	5,059	5	323	5,385
Loss on extinguishment of debt	44,985	—	—	—	44,985
Debt Covenant EBITDA	$59,165	$58,726	$59,028	$58,070	$234,989

Debt Covenant EBITDA	$59,165	$58,726	$59,028	$58,070	$234,989
Other amortization expense	1,983	1,994	1,965	2,459	8,401
Timing impact (3)	2,761	559	(90)	(1,260)	1,970
Stock based compensation	2,531	2,429	2,453	2,614	10,027
Adjusted EBITDA	$66,440	$63,708	$63,356	$61,883	$255,387

(1)	Includes leasing commission amortization, above and below market lease intangible amortization, deferred financing costs amortization and the amortization of discounts and premiums on debt.

(2)
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

(3)
Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter and the out-of-period impact of a ground lease straight-line rent adjustment recorded in the fourth quarter of 2017.

HEALTHCARE REALTY 25	4Q 2017 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands, except per share data)

NOI BY PROPERTY TYPE
	Q4 2017
Asset Type	Same Store NOI(1)	Acquisitions/Development Completions NOI (2)	Reposition NOI(3)	Timing Adjustments(4)	Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB/Outpatient	$51,862	$5,403	$400	$2,597	$60,262	$241,048	88.3%
Inpatient rehab	1,446	—	—	—	1,446	5,784	2.1%
Inpatient surgical	4,697	—	—	—	4,697	18,788	6.9%
Other	1,723	108	—	—	1,831	7,324	2.7%
Total NOI	$59,728	$5,511	$400	$2,597	$68,236	$272,944	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$20,123
Construction in progress	5,458
Unstabilized development (5)	26,274
Subtotal	$51,855

OTHER ASSETS
Assets held for sale (6)	$54,224
Reposition properties (net book value) (3)	4,790
Cash and other assets (7)	71,449
Subtotal	$130,463

DEBT
Unsecured credit facility	$189,000
Unsecured term loan	150,000
Senior notes	800,000
Mortgage notes payable	154,916
Other liabilities (8)	70,645
Subtotal	$1,364,561

TOTAL SHARES OUTSTANDING
As of January 26, 2018	125,144,327

IMPLIED CAP RATE
	Stock Price	Implied Cap Rate
As of 1/26/2018	$30.25	5.49%

Q4 2017 high	$33.87	5.04%
Q4 2017 low	$31.58	5.32%

(1)	See Same Store Properties schedule on page 22 for details on same store NOI.

(2)
Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI. Stabilized developments include developments completed during the full eight quarter period that are not included in same store, but are 90% occupied or greater.

(3)
Reposition properties includes 13 properties which comprise 435,281 square feet. The NOI table above includes 9 of these properties comprising 242,072 square feet that have generated positive NOI totaling approximately $0.4 million. The remaining 4 properties, comprising 193,209 square feet, have generated negative NOI of approximately $0.1 million and are reflected at a net book value of $4.8 million in the other assets table above.

(4)	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

(5)	Unstabilized development includes the gross book value of one property that was completed on June 30, 2017. The building is 38% leased and 27% occupied as of December 31, 2017.

(6)	Assets held for sale includes eight real estate properties that are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(7)	Includes cash of $6.2 million and prepaid assets of $65.2 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI.

(8)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $63.9 million, security deposits of $6.6 million, and deferred operating expense reimbursements of $0.1 million. Also, excludes deferred revenue of $36.0 million.

HEALTHCARE REALTY 26	4Q 2017 SUPPLEMENTAL INFORMATION

Components of Expected FFO
(amounts in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Expected 2017		Actual	Expected 2018
	Low	High	Q4 2017	Low	High
Occupancy
Multi-Tenant	87.5%	89.0%	88.0%	87.5%	89.0%
Single-Tenant Net Lease	95.0%	100.0%	100.0%	95.0%	100.0%

TTM Revenue per Occupied Square Foot
Multi-Tenant	$31.00	$33.00	$33.09	$33.00	$34.00
Single-Tenant Net Lease	$28.50	$29.50	$31.97	$32.00	$33.00

Multi-Tenant NOI Margin	57.0%	59.0%	59.2%	58.5%	60.0%

Multi-Tenant Contractual Rent Increases by Type (% of base rent)
Annual Increase	90.0%	94.0%	93.1%	92.0%	95.0%
Non-annual Increase	5.0%	6.0%	5.0%	4.0%	5.0%
No Increase (term > 1 year)	2.0%	3.0%	1.9%	1.0%	2.0%

Multi-Tenant Cash Leasing Spreads	3.0%	6.0%	3.7%	3.0%	6.0%

Multi-Tenant Lease Retention Rate	75.0%	90.0%	81.9%	75.0%	90.0%

TTM NOI Growth
Multi-Tenant	4.5%	6.0%	4.9%	3.0%	4.5%
Single-Tenant Net Lease	(0.5%)	1.0%	0.7%	1.0%	3.0%
Total	—	—	4.1%	3.0%	4.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High	2017 Total	Low	High

G&A	$33,000	$34,000	$32,992	$33,000	$34,500

Funding Activity
Acquisitions	$275,000	$325,000	$327,167	$175,000	$225,000
Dispositions:
Exercised Purchase Options	—	—	—	(45,500)	(45,500)
Other Dispositions	(120,000)	(125,000)	(122,700)	(25,000)	(50,000)
Re/Development	25,000	40,000	32,305	30,000	50,000
1st Generation TI and Planned Capital Expenditures for Acquisitions	9,000	12,000	5,449	8,000	10,000
2nd Generation Tenant Improvements	20,000	25,000	20,367	22,000	26,000
Leasing Commissions	4,000	7,000	7,100	7,000	9,000
Capital Expenditures	11,000	22,000	18,790	18,000	24,000

Cash Yield
Acquisitions	5.25%	6.00%	5.36%	5.25%	6.00%
Dispositions
Exercised Purchase Options	—	—	—	13.60%	13.60%
Other Dispositions	7.00%	7.25%	7.04%	6.50%	7.50%
Re/development (stabilized)	6.75%	8.00%	NA	6.25%	7.50%

Leverage (Debt/Cap)	30.0%	35.0%	32.3%	30.0%	35.0%

Net Debt to Adjusted EBITDA	5.0x	5.5x	4.8x	4.75x	5.50x

HEALTHCARE REALTY 27	4Q 2017 SUPPLEMENTAL INFORMATION